Variable Annuities Issued by Minnesota Life

Supplement dated May 25, 2017 to the MultiOption® Guide, MultiOption® Extra and Waddell & Reed Advisors Retirement Builder II Variable Annuity Prospectuses dated May 1, 2017

This Rate Sheet Prospectus Supplement ("Rate Sheet Prospectus Supplement" or "supplement") should be read and retained with the current variable annuity prospectus. We are issuing this supplement to provide the current Enhancement Rate and Annual Income Percentages. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be accompanied by, and used in conjunction with, the current variable annuity prospectus. If you would like another copy of the current prospectus, please call us at (800) 362-3141.

The rates below apply for applications signed between June 5, 2017 and September 30, 2017.

The Enhancement Rate and Annual Income Percentage may be different from those listed below for applications signed after September 30, 2017. Please work with your financial representative or contact us at (800) 362-3141 to confirm the current rates.

MyPathTM Ascend 2.0
Lifetime Income Optional Benefit

Enhancement Rate
7.0%

Annual Income Percentage (%)

Ages		Single	Joint*
Through age 64		4.25%	3.75%
65 - 74		5.25%	4.75%
75 - 79		5.50%	5.00%
80	+	6.25%	5.75%

* Joint life annual income percentage is based upon the youngest designated life at the time of the first withdrawal.

Please note: In order for you to receive the Enhancement Rate and Annual Income Percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the contract must be funded within 60 calendar days from the date that the application is signed. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the contract, additional paperwork may be required to issue the contract with the applicable rates in effect at that time.

Please read this supplement carefully and retain it for future reference.

F89164 05-2017